UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 2, 2025
_______________________________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)
_______________________________________________________________________________________

Delaware	1-6227	42-0823980
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, Iowa 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LEE	The Nasdaq Global Select Market
Preferred Share Purchase Rights	LEE	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On December 2, 2025, Lee Enterprises, Incorporated (the “Company”) issued a press release announcing the postponement and rescheduling of its previously announced special meeting of stockholders (the "Special Meeting") from its currently scheduled date and time on Thursday, December 4, 2025, at 9:00 a.m. Central Time to its new date and time on Friday, December 19, 2025, at 9:00 a.m. Central Time (the "Rescheduled Special Meeting"). The Company believes moving the Special Meeting provides more time for stockholder engagement and will help maximize participation.

The purpose of the Rescheduled Special Meeting remains unchanged, and all proposals expected to be voted on will proceed as previously disclosed in the Definitive Proxy Statement on Schedule 14A for the Special Meeting, filed by the Company with the Securities and Exchange Commission on November 13, 2025. In addition, the record date for determining stockholders entitled to vote at the Rescheduled Special Meeting remains unchanged and valid proxies submitted prior to the Special Meeting will continue to be valid for the Rescheduled Special Meeting, unless properly changed or revoked prior to votes being taken at the Rescheduled Special Meeting.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information

Information about the Rescheduled Special Meeting, including with respect to the proposals to be considered at the Rescheduled Special Meeting and instructions on how to vote, can be found in the Definitive Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission on November 13, 2025 with respect to the Rescheduled Special Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC (INCLUDING OUR ANNUAL REPORT ON FORM 10-K) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION.
Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	December 2, 2025	By:	/s/ Timothy R. Millage
Timothy R. Millage
Vice President, Chief Financial Officer and Treasurer